Exhibit 10.20

Dated 4th September 2013

(1) NORTHERN ROCK (ASSET MANAGEMENT) PLC
- and -
(2) ARC NRSLDUK001, LLC
AGREEMENT
relating to
the sale and leaseback of Solar House,
7 Admiral Way, Doxford International Park,
Sunderland SL3 3XW and 1 Grayling Court,
Doxford International Business Park,
Sunderland SR3 3XE

CONTENTS
1.MAIN DETAILS    1
2.DEFINITIONS AND INTERPRETATION    1
3.AGREEMENT     3
4.STANDARD CONDITIONS    4
5.TITLE    4
6.DEPOSIT    4
7.INSURANCE    4
8.TRANSFER
9.COMPLETION    5
10.REGISTRATION ISSUES RELATING TO THIS AGREEMENT    5
11.POSSESSION    5
12.VAT    5
13.CAPITAL ALLOWANCES    6
14.CHATTELS    6
15.ENTIRE AGREEMENT    6
16.RIGHTS OF THIRD PARTIES    7
17.JURISDICTION    7
18.ENVIRONMENTAL MATTERS - PROVISION OF INFORMATION    7
SCHEDULE I: DOCUMENTS
APPENDIX 1: AGREED FORM OF THE TRANSFER
APPENDIX 2: AGREED FORM OF THE SOLAR HOUSE LEASE
APPENDIX 3: AGREED FORM OF THE GRAYLING COURT LEASE
APPENDIX 4: AGREED FORM OF NOTICE OF ELECTIONS UNDER SECTION 198 OF THE
CAPITAL ALLOWANCES ACT 2001 - SOLAR 110USE
APPENDIX 5: AGREED FORM OF NOTICE OF ELECTION UNDER SECTION 198 OF THE
CAPITAL ALLOWANCES ACT 2001 - GRAYLING COURT APPENDIX 6: AGREED FORM OF FIRST DEED OF COVENANT APPENDIX 7: AGREED FORM OF SECOND DEED OF COVENANT APPENDIX 8: AGREED FORM OF THIRD DEED OF COVENANT APPENDIX 9: AGREED FORM OF FOURTH DEED OF COVENANT APPENDIX 10: DEED OF RELEASE
APPENDIX I I: DSIS

THIS AGREEMENT is made on 4th September, 2013

BETWEEN the Seller and the Buyer named in the main details set out in clause 1.
I.    MAIN DETAILS
Seller:
NORTHERN ROCK (ASSET MANAGEMENT) PLC
(company number 3273685) whose registered office is at Croft Road, Crossflats, Bingley BD16 2UA
Buyer:
ARC NRSLDUK001, LLC, a company incorporated in Delaware, USA, whose office for service in the United Kingdom is c/o Moor Park Capital Partners LLP, York House, 45 Seymour Street, London, W I H 71T

Properties:
together the First Property and the Second Property
First Property:
all that leasehold property known as Solar House, 7 Admiral Way, Doxford International Business Park, Sunderland SL3 3XW being the whole of the property registered at the Land Registry under title number TY435046 and comprised in the First Lease
Second Property:
all that leasehold property known as 1 Grayling Court, Doxford International Business Park, Sunderland SR3 3XE being the whole of the property registered at the Land Registry under title number TY286932 and 'comprised in the Second Lease
Purchase Price:
Ten Million Five Hundred Thousand Pounds
(£10,500,000.00) inclusive of VAT

Completion Date:
2013 (or such other date agreed in writing between the parties)

2.    DEFINITIONS AND INTERPRETATION
2.1    In this agreement:
2.1.1    the terms set out in the main details at clause 1 have the respective meanings given to them there:
2.1.2    terms defined or used in the Standard Conditions have the same meanings when used in this agreement: and
2.1.3    unless the context requires otherwise:.
"Deed of Assignment" means the agreed form deed of assignment in respect of the pre-emption deed dated 7 April 2004 and made between (I) Capita Trust Company Ltd and (2) the Seller duly executed by the Seller;

"Capitalisation rate. (gross rent/Purchase Price)": 8.5% (based on the combined gross annual rent of £891.970 for the Solar House Lease and the Grayling Court Lease) and a Purchase Price of £10,500,000
"Deed of Release" means a deed of release made between the Bank of England and the Seller releasing any security over the Properties in the agreed form annexed at appendix 10:
"Documents" means the deeds and documents (if any) listed in schedule;
"DS1s" means the DS IS required to release all financial charges registered against the title to the Properties, the form of which is annexed to this Agreement at appendix I 1 duly signed by or on behalf of the charge holder;
"First Deed of Covenant" means the agreed form of deed of covenant annexed hereto at appendix 6;
"First Lease" means a lease of the First Property dated 8 April 2004 and made between Capita Trust Company Limited (1) and the Seller (known as Northern Rock plc) (2);
"Fourth Deed of Covenant" means the agreed form deed of covenant annexed hereto at appendix 9;
"Grayling Court Lease" means the lease of the Second Property in the agreed form as annexed at appendix 3 to be granted by the Buyer to the Seller in accordance with the terms of the agreement;
"Incumbrances" means the matters set out in Standard Conditions 3.1.2 (b) to (e) and the matters (other than financial charges) contained or referred to in the registers of the title numbers under which title to the Property is registered;
"Rents" means all rents payable under the Grayling Court Lease and the Solar House Lease;
"Second Deed of Covenant" means the agreed form of deed of covenant annexed hereto at appendix;
"Second Lease" means the lease of the Second Property dated 6 July 1993 and made between Midland Bank Trust Company Limited (I), North of England Financial Services Limited (2), Doxford International Management Company Limited (3) and Doxford Phase 1 Management Company Limited (4);
"Seller's Conveyancers" means DLA Piper UK LIP of Princes Exchange, Princes Square. Leeds LS1 ABY (reference: TFF/327457/26);
"Solar House Lease" means the lease of the First Property in the agreed form annexed at appendix 2 hereto to be granted by the Buyer to the Seller in accordance with the terms of this agreement;
"Standard Conditions" means the Standard Commercial Property Conditions (Second Edition) and a reference in this agreement to a "Standard Condition" means the respective condition in the Standard Conditions; "Third Deed of Covenant" means the agreed form deed of covenant annexed hereto at appendix 8; and "VAT" means value added tax and any substituted or similar tax.
2.2    In this agreement (unless the context requires otherwise):
2.2.1    words referring to persons include firms and corporate bodies and vice versa, words in singular form include the plural and vice versa and words with any one gender include either other gender:
2.2.2    each of the headings, contents list and frontsheet is for reference only and is not to be referred to when interpreting this agreement;
2.2.3    any reference to any legislative provision includes any subsequent re-enactment or amending provision,

2.2.4    the word "including" and similar words do not limit the general effect of the words which precede them;
2.2.5    the terms "rescind", "determine" and "terminate" may be used interchangeably as having the same meaning in the context of bringing this agreement to an end and the terms "rescission", "determination" and "termination" may be interpreted accordingly; and
2.2.6    a party under an obligation to use "reasonable endeavours" to do something is not thereby obliged to act against its own commercial interests;
2.2.7    an obligation to do something includes an obligation to procure that it is done and an obligation not to do something includes an obligation not to allow it to be done.
3. AGREEMENT
3.1    In consideration of the Purchase Price the Seller agrees to sell and the Buyer agrees to buy the
Properties on the terms of this agreement for the unexpired residue of the term created by the First Lease and Second Lease respectively.
3.2    As further consideration for the sale of the First Property the Buyer shall grant and the Seller shall take the Solar House Lease.
3.3    As further consideration for the sale of the Second Property the Buyer shall grant and the
Seller shall take the Grayling Court Lease.
3.4    The Buyer shall buy the Properties free from incumbrances other than:
3.4.1    the Incumbrances;
3.4.2    any unregistered interests which fall within any of the paragraphs of schedule 3 to the Land Registration Act 2002; and
3.4.3    such unregistered interests as may affect the Property to the extent and for so long as they are preserved by the transitional provisions of schedule 12 to the Land Registration Act 2002.

4.    STANDARD CONDITIONS

4.1    Except insofar as they are varied by the modifications set out in clause 4.2 or inconsistent with the express provisions of this agreement all of the conditions in part 1 of the Standard Conditions are incorporated (and are deemed incorporated for the purposes of section 2 of the Law of Property (Miscellaneous Provisions) Act 1989) in this agreement in relation to both the sale of the Properties and the grant of the First Lease and the Second Lease.
4.2    The modifications to the Standard Conditions are as follows:
4.2.1    for the purposes of Standard Condition 1.1.1(e) "contract rate" means two per cent above the base rate from time to time of The Royal Bank of Scotland plc:
4.2.2    for the purposes of Standard Condition 1.1.1(g) "direct credit" means a direct transfer of cleared funds from either the client account of the Buyer's conveyancers, maintained at a clearing bank, or another account maintained at a clearing bank approved by the Seller's Conveyancers, to an account nominated by the Seller's Conveyancers and maintained at a clearing bank;
4.2.3    Standard Condition 8.8.2 is to he construed as if it were followed by the words:
"If a notice to complete is served by the Seller or the Buyer, the other will immediately pay to the party which served such notice £350 plus VAT towards the costs of preparing and serving such notice"; and
4.2.4    Standard Condition 1.4 shall not apply.
5.    TITLE
5.1    The Seller will transfer each of the First Property and the Second Property with full title guarantee amended as provided for in the annexed transfer at appendix 8.
5.2    The Buyer acknowledges that:
5.2.1    the Seller has provided the Buyer with proof of the title to the Properties in accordance with Standard Condition 6.1 and a copy of each of the First Lease and Second Lease in accordance with Standard Condition 10.1: and
5.2.2    it may not raise requisitions in relation to any of such matters and/or the
Incumbrances in relation to save any matters revealed by the Buyer's pre-completion searches.
6.DEPOSIT
On exchange of this agreement the Buyer must pay a deposit of five per cent of the Purchase Price to the Seller's Conveyancers as stakeholders. On receipt of a notice to complete, the Buyer is immediately to pay on such terms a further deposit of five per cent of the Purchase Price.
7.INSURANCE
Subject to the provisions of Standard Condition 7.1 the Property is at the risk of the Buyer.

8.TRANSFER

The transfer to the Buyer is to be in the form set out in appendix 1.
9.COMPLETION
If the Seller's Conveyancers agree to complete without the personal attendance of the Buyer's conveyancers, this does not mean that they have agreed to act as the agents of the Buyer's conveyancers at completion.
9.2    If the Completion Date is a day which is not a working day, completion is to fall due on the last working day beforehand.
9.3    On the Completion Date the Seller shall sell and the Buyer shall buy the Properties.
9.4    On the Completion Date the Buyer shall grant and the Seller shall accept by supplying to the
Buyer a counterpart duly executed as a deed and delivered by the Seller the Solar House lease and the Grayling Court Lease.
9.5    On the Completion Date, the Seller shall deliver the Deed of Assignment, certified copy of the Deed of Release: and the DS1s (or agreed undertaking from the Seller's Conveyancers to forward the DS is upon receipt) to the Buyer.
9.6    The term of each of the Solar House Lease and Grayling Court Lease shall he fifteen
(15) years from and including the first usual quarter day before its grant.
9.7    On the Completion Date the Buyer shall execute and deliver to the Seller the First Deed of
Covenant and the Second Deed of Covenant and the Seller shall execute and deliver to the Buyer the Third Deed of Covenant and the Fourth Deed of Covenant.
9.8    On Completion the Seller shall pay to the Buyer all Rents due for the period from and including the date of completion to the day before the next rent payment dates as provided for in the Grayling Court Lease and the Solar House Lease.
10.REGISTRATION ISSUES RELATING TO. THIS AGREEMENT
The Buyer must not disclose this agreement or provide any copy of this agreement or provide any details (other than those necessary to register a unilateral notice of this agreement against the Seller's title to the Property under rule 83 of the Land Registration Rules 2003) to the Land Registry.
11.POSSESSION
11.1    Subject to the Solar House Lease the First Property is sold with vacant possession on completion.
11.2    Subject to the Grayling Court Lease the Second Property is sold with vacant possession on completion.
12.VAT
The Purchase Price is inclusive of VAT (if any).

13.CAPITAL ALLOWANCES

13.1    For the purposes of this clause 12, the terms "disposal value", "fixtures" and "integral features" have the respective meaning attributed to those terms in the Capital Allowances Act 2001.
13.2    The Seller warrants and confirms to the Buyer that:
112.1 the Seller will be required to bring a disposal value into account in relation to the fixtures and integral features which form part of each of the Properties; and
13.2.2 in relation to the fixtures and integral features, the Seller is not and has not been required to bring a disposal value into account in accordance with item 2 or 3 of the Table in section 196 Capital Allowances Act 2001 or item 7 of the Table in section 61 Capital Allowances Act 2001.
13.3     Not later than completion, the Seller and the Buyer will, in relation to each Property, enter into an election under section 198 Capital Allowances Act 2001 in relation to the fixtures and integral features which form part of that Property and in relation to which the Seller is required to bring a disposal value into account ("Elections"). The Elections are to be in the forms set out in appendix 5 and 6 and the amount attributed to each fixture or group of fixtures and each integral feature or group of integral features is such amount specified in appendix 5 and 6.
13.4     If and to the extent that the Buyer is unable, prior to completion, to provide a UK tax reference number in the Elections then the Buyer undertakes to provide such a number to the Seller as soon as such a number is allocated to the Buyer.
13.5    The Buyer and the Seller will each:
13.5.1 provide a copy of the Elections to their respective Inspector of Taxes in accordance with the provisions of section 201 Capital Allowances Act 2001;
13.5.2 ensure that all of their dealings with 11M Revenue and Customs are consistent with the terms of the Elections; and
13.5.3 promptly supply to the other such information and assistance as the other may reasonably require in relation to giving effect to the Elections subject to such information and assistance being within the supplying party's control.
14.CHATTELS
The chattels at each of the Properties will belong to the Seller following completion of the sale of the Properties.
15.ENTIRE AGREEMENT
The Buyer and Seller each confirms that they are not entering into this agreement in reliance upon any representation or warranty whether express or implied given by or on behalf of the Seller Or Buyer (as appropriate) other than any contained in written replies to enquiries and other statements or facts communicated to the other party's conveyancers on or before the date of this agreement. This agreement contains the whole agreement between the Seller and the Buyer relating to the sale of the Properties and supersedes all previous agreements between such parties on such matter.

16.	RIGHTS OF THIRD PARTIES
A person who is not party to this agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement. This clause does not affect any right or remedy of any person which exists or is-available otherwise than pursuant to that Act.

17.	JURISDICTION
This agreement and any document completed or to be completed in accordance with its. terms are to be governed by and construed in accordance with the law of England. The Buyer and the Seller agree to submit to the exclusive jurisdiction of' the courts of England in relation to this agreement and any document completed or to be completed in accordance with its provisions.

18.	ENVIRONMENTAL MATTERS - PROVISION OF INFORMATION The Buyer acknowledges that:
18.1    it has had full opportunity to inspect and survey the Properties and carry out investigations thereon;
18.2    it has satisfied itself as to the condition of the Properties; and
18.3    that accordingly, it accepts that in the event of a determination falling to be made in respect of the Properties (or any one or more of them) under section 78F of the Environmental Protection Act 1990, the exclusion test set out in sections 7.46 to 7.50 of the Contaminated Land Statutory Guidance issued by the Department for Environment, Food and Rural Affairs in April 2012 should apply on the transfer of the Properties so as to transfer any liabilities relating to the condition of the Properties from the Seller to the Buyer.

Signed for and on behalf of NORTHERN    )
ROCK (ASSET MANAGEMENT) PLC by:    ) Signature:         /s/ R. L. Banks
                 Name (block capitals) R. L. Banks

Signed for and on behalf of ARC         )
NRSLDUK001, LLC by:            ) Signature:    American Realty Capital Global Trust,
Inc., its sole member